                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statements on Form S-8 of Internet America, Inc. (Nos. 333-70461, 333-72109, 333-72111 and
333-77153) of our report dated April 30, 1999, relating to the financial statements of CyberRamp, L.L.C. for the years ended December 31, 1997 and 1998, appearing in this Current Report on Form 8-K/A dated May 5, 1999 of Internet America, Inc.



/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
May 5, 1999